Exhibit 77(q)(1)

                                    EXHIBITS

(a) Form of Certificate of Amendment of Declaration of Trust - filed as an exhibit to Post-Effective Amendment No. 16 to the Registrant's Form N-1A registration statement on April 18, 2002 and incorporated herein by reference.

(b) The text of the Registrant's investment policies complying with Rule 35d-1 is substantially the same as the description contained in Item 77D above.